SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2003


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-26372                                                82-0429727
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       (Commission                                            (IRS Employer
       File Number)                                          Identification No.)


      349 Oyster Point Boulevard, Suite 200
            South San Francisco, CA                               94080
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      (Address of principal executive offices)                  (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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Explanatory Note

         On November 4, 2003, the Registrant, Cellegy Pharmaceuticals, Inc. (the "Company"), filed a Report on Form 8-K (the original "Form 8-K") to report that on October 30, 2003, Ernst & Young LLP ("E&Y") advised the Company that E&Y will resign as the Company's independent public accountants effective upon the filing of the Company's quarterly report for the quarter ended September 30, 2003. On November 14, 2003, the Company filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003. As a result, E&Y's resignation as the Company's independent public accountants became effective on November 14, 2003.

         The Company is filing this Amendment to the Form 8-K solely to reflect the effective date of such resignation and to update the date of certain statements made in the original Form 8-K, to cover the period from October 30, 2003 through November 14, 2003.


ITEM 4:  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 30, 2003, Ernst & Young LLP ("E&Y") advised Cellegy Pharmaceuticals, Inc. (the "Company") that E&Y will resign as the Company's independent public accountants effective upon the filing of the Company's quarterly report for the quarter ended September 30, 2003. E&Y determined, based primarily on strategic reasons, that it was no longer in the best interest of E&Y or the Company for E&Y to continue to serve as the Company's independent auditors.

         The decision to change independent auditors was not recommended or approved by the Audit Committee of the Board of Directors of the Company (the "Committee"). However, the Committee met on October 30, 2003 to accept the resignation of E&Y and approved the engagement of PricewaterhouseCoopers, LLP ("PWC"), as its new independent auditor, effective upon the filing of the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2003 (the "Third Quarter Form 10-Q"). On November 14, 2003, the Company filed the Third Quarter Form 10-Q. Accordingly, the resignation of E&Y as the Company's independent public auditors became effective November 14, 2003. Similarly, the engagement of PWC as the Company's new independent auditors became effective November 14, 2003.

         The reports of E&Y on the financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2001 and 2002, and during the subsequent interim period that began on January 1, 2003 and ended on November 14, 2003, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such


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disagreements  in their reports in the financial  statements for such years; and
there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided E&Y with a copy of the foregoing disclosures and E&Y has furnished the Company with a letter addressed to the SEC. A copy of E&Y's letter is attached hereto as an exhibit.

         PWC has been engaged by the Company to audit the financial statements of the Company as of and for the year ended December 31, 2003. During the two years ended December 31, 2002 and the subsequent interim period through November 14, 2003, the Company did not consult with PWC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Exhibits.

                  16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 20, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 20, 2003            CELLEGY PHARMACEUTICALS, INC.

                                    By: /s/ A. Richard Juelis
                                        ----------------------------------------
                                    A. Richard Juelis
                                    Vice President, Finance and
                                    Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number            Description
------            -----------
16.1              Letter from Ernst & Young LLP to the  Securities  and Exchange
                  Commission dated November 20, 2003